SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                                   ________

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 OR 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)            August 13, 2002
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                             UNISYS CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)



   Delaware                  1-8729                    38-0387840
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(State or Other      (Commission File Number)        (IRS Employer
Jurisdiction of                                    Identification No.)
Incorporation)



                   Township Line and Union Meeting Roads,
                      Blue Bell, Pennsylvania  19424
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           (Address of Principal Executive Offices)  (Zip Code)



                             (215) 986-4011
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          (Registrant's telephone number, including area code)

Item 7.    Exhibits.

(c)  The following exhibits are being filed herewith:


99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9.    Regulation FD Disclosure.

           On August 13, 2002, Lawrence A. Weinbach and Janet B. Haugen, the principal executive officer and principal financial officer, respectively, of Unisys Corporation (the "Company"), each filed with the SEC a Statement Under Oath pursuant to SEC Order No. 4-460 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. The Company is filing copies of such statements as Exhibits 99.1 and 99.2 hereto.

                                SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                UNISYS CORPORATION


Date: August 13, 2002             By: /s/ Janet B. Haugen
                                      -------------------
                                     Janet B. Haugen
                                     Senior Vice President and
                                     Chief Financial Officer

                              EXHIBIT INDEX
                              -------------


Exhibit
No.
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99.1  Statement Under Oath of Principal Executive Officer Regarding Facts and
      Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings